Exhibit 4.43
ADT:00766/24
REDACTED COPY
Certain identified confidential information has been redacted from this exhibit because both (i) it is customarily and actually treated as private or confidential and (ii) it is not material.
Confidential portions of this Exhibit are designated by [*****].
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By this private instrument, the Parties, on one side:
UNIVERSO ONLINE S.A., a corporation headquartered at Avenida Brigadeiro Faria Lima 1384, 6th floor, in the City of São Paulo, State of São Paulo, registered with the CNPJ/MF under No. [*****], and with a branch registered under CNPJ/MF No. [*****], herein represented in accordance with its Bylaws, hereinafter simply referred to as “UOL” and/or “CONTRACTING PARTY 1”;
PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A. (formerly named PAGSEGURO INTERNET S.A.), a corporation headquartered at Avenida Brigadeiro Faria Lima, No. 1384, 1st to 10th floors, Mezzanine and Hall, in the City of São Paulo, State of São Paulo, registered with the CNPJ/MF under No. [*****], herein represented in accordance with its Bylaws, hereinafter simply referred to as “PAGSEGURO” and/or “CONTRACTING PARTY 2”;
UOL CURSOS TECNOLOGIA EDUCACIONAL LTDA., a limited liability company headquartered at Alameda Barão de Limeira, 425, 7th floor, part C, in the City of São Paulo, State of São Paulo, registered with the CNPJ/MF under No. [*****], herein represented in accordance with its constitutive documents, hereinafter simply referred to as “UOL CURSOS” and/or “CONTRACTING PARTY 3”;
EDGE.UOL TECNOLOGIA LTDA., a company located at Avenida Brigadeiro Faria Lima, 1384 – 2nd floor, part B, Jardim Paulistano, in the City of São Paulo, State of São Paulo, registered with the CNPJ under No. [*****], and with a branch at Alameda Glete, 700 – 3rd floor, Campos Elíseos, in the City of São Paulo, State of São Paulo, registered with the CNPJ under No. [*****], herein represented in accordance with its constitutive documents, hereinafter simply referred to as “EDGE.UOL” and/or “CONTRACTING PARTY 4”;
CIATECH TECNOLOGIA EDUCACIONAL LTDA., a limited liability company headquartered at Alameda Barão de Limeira, No. 425, 7th floor, in the City of São Paulo, State of São Paulo, registered with the CNPJ/MF under No. [*****], herein represented in accordance with its Articles of Association, hereinafter simply referred to as “CIATECH” and/or “CONTRACTING PARTY 5”;

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WIRECARD BRAZIL S.A., a corporation headquartered at Avenida Brigadeiro Faria Lima, No. 3064, 12th floor, in the City of São Paulo, State of São Paulo, registered with the CNPJ/MF under No. [*****], herein represented in accordance with its constitutive documents, hereinafter simply referred to as “WIRECARD” and/or “CONTRACTING PARTY 6”;
PAGSEGURO TECNOLOGIA LTDA., a limited liability company headquartered at Avenida Brigadeiro Faria Lima, 1384, 1st floor, in the City of São Paulo, State of São Paulo, registered with the CNPJ/MF under No. [*****], herein represented in accordance with its constitutive documents, hereinafter simply referred to as “BOACOMPRA.COM” and/or “CONTRACTING PARTY 7”;
CONCIL INTELIGÊNCIA EM CONCILIAÇÃO S.A., a corporation headquartered at Avenida Brigadeiro Faria Lima, 1384, 1st floor – Mezzanine, in the City of São Paulo, State of São Paulo, registered with the CNPJ/MF under No. [*****], herein represented in accordance with its constitutive documents, hereinafter simply referred to as “CONCIL” and/or “CONTRACTING PARTY 8”;
All the above, jointly referred to as “CONTRACTING PARTIES” or individually as “CONTRACTING PARTY”; and on the other side:
INVILLIA - DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA., headquartered at Rua Padre Duarte, No. 151, Suite 175, Edifício Empresarial América, Centro, Araraquara – SP, registered with the CNPJ/MF under No. [*****], herein duly represented in accordance with its current constitutive documents, hereinafter referred to as the CONTRACTED PARTY.
WHEREAS:
(i)On November 7, 2019, the Parties entered into a Service Provision and Other Agreements Contract (“Contract”), which was subsequently amended by eight (8) Addenda;
(ii)The Parties wish to renew the Contract, as well as adjust its value.
The Parties have hereby mutually agreed and contracted, in the best legal form, to enter into this Ninth Addendum (“9th Addendum”) to the Service Provision and Other Agreements Contract signed on November 7, 2019 (“Contract”), which shall bind the Parties and their successors at any time and under any title, under the following terms and conditions:
1.PURPOSE
1.1.The Parties, by mutual agreement, decide to extend the term of the Contract for a period of twelve (12) months, starting on 01/01/2024 and ending on 12/31/2024, to be renewed under the terms of the Contract.
1.2.Additionally, the Parties agree that the value of the Contract shall be adjusted by [*****] for the term from 01/01/2024 to 12/31/2024.

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2.RATIFICATION
2.1.The Parties ratify all other terms and conditions of the Contract, making it clear that any terms and clauses not expressly amended by this document remain unchanged and in full force and effect.
3.DIGITAL SIGNATURE
3.1.The signatures on this Addendum shall be executed through a digital signature tool, pursuant to paragraph 2 of article 10 of Provisional Measure 2.200-2/2001, and shall constitute valid and enforceable obligations for all legal purposes, representing the intent of all signatories and serving as documentary evidence for all intents and purposes. The Parties hereby declare and warrant that the signing of this Addendum by means of digital signature, as described above, is being carried out by individuals with full authority and legal capacity to do so.
In witness whereof, the Parties execute this instrument in two (2) counterparts of equal content, in the presence of two witnesses.
São Paulo, March 20, 2024.
/s/ Marcelo Ivaldo da Silva
/s/ Renato Bertozzo Duarte
UNIVERSO ONLINE S.A.
/s/ Renato Bertozzo Duarte
/s/ Artur Gaulke Schunck
PAGSEGURO INTERNET INSTITUICAO DE PAGAMENTO S.A.
/s/ Marcelo Ivaldo da Silva
/s/ Renato Bertozzo Duarte
UOL CURSOS TECNOLOGIA EDUCACIONAL LTDA.
/s/ Marcelo Ivaldo da Silva
/s/ Renato Bertozzo Duarte
EDGE.UOL TECNOLOGIA LTDA.
/s/ Marcelo Ivaldo da Silva
/s/ Renato Bertozzo Duarte
CIATECH TECHNOLOGIA EDUCACIONAL LTDA.
/s/ Renato Bertozzo Duarte
/s/ Artur Gaulke Schunck
WIRECARD BRAZIL S.A.
/s/ Renato Bertozzo Duarte
/s/ Artur Gaulke Schunck
PAGSEGURO TECNOLOGIA LTDA.

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/s/ Renato Bertozzo Duarte
/s/ Artur Gaulke Schunck
COUNCIL INTELIGÊNCIA EM CONCILIAÇÃO S.A.
/s/ Illegible
/s/ Marcelo Moojen Epperlein
INVILLIA – DESENVOLVIMENTO DE PRODUTOS DIGITAIS LTDA.
Witnesses:
1./s/ Renata da Silva
CPF: [*****]
2./s/ Mônica Dias
CPF: [*****]